Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED RENTALS, INC.

Five Greenwich Office Park

Greenwich, Connecticut 06831

April 27, 2012

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on April 27, 2012:

The Notice of and Proxy Statement for the Special Meeting of Stockholders are available electronically at http://www.ur.com/index.php/investor/.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ÀPlease detach along perforated line and mail in the envelope provided.À

¢ 00030303000000000100 0	042712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN

		1.	To adopt the Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), by and between RSC Holdings Inc. (“RSC”) and United Rentals, Inc. (“URI”).	☐	☐	☐

		2.	To approve the issuance of shares of common stock of URI to stockholders of RSC in connection with the merger of RSC with and into URI pursuant to the Merger Agreement.	☐	☐	☐

		3.	To approve the adjournment of the Special Meeting of URI stockholders, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal No. 1 and/or Proposal No. 2.	☐	☐	☐

		4.	To transact any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

A vote in favor of the adoption of the Merger Agreement will constitute a vote to approve the merger of United Rentals (North America) Inc., a wholly owned subsidiary of URI, with and into UR MergerSub Corporation, a newly formed Delaware corporation and wholly owned subsidiary of URI.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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☐                     ¢

UNITED RENTALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2012

The undersigned hereby appoints Michael J. Kneeland, William B. Plummer and Jonathan M. Gottsegen or any of them, with full power of substitution, as proxies to represent and to vote at the Special Meeting of stockholders of United Rentals, Inc. (the “Company”) to be held on April 27, 2012 at 11:00 a.m., Eastern time, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THE PROXIES SHALL VOTE “FOR” PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3, AND PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued and to be signed and dated on the reverse side)

¢	14475 ¢

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED RENTALS, INC.

Five Greenwich Office Park

Greenwich, Connecticut 06831

April 27, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1- 800- PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online or by telephone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on April 27, 2012: The Notice of and Proxy Statement for the Special Meeting of Stockholders are available electronically at http://www.ur.com/index.php/investor/.

ÀPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.À

¢ 00030303000000000100 0	042712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN

		1.	To adopt the Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), by and between RSC Holdings Inc. (“RSC”) and United Rentals, Inc. (“URI”).	☐	☐	☐

		2.	To approve the issuance of shares of common stock of URI to stockholders of RSC in connection with the merger of RSC with and into URI pursuant to the Merger Agreement.	☐	☐	☐

		3.	To approve the adjournment of the Special Meeting of URI stockholders, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal No. 1 and/or Proposal No. 2.	☐	☐	☐

		4.	To transact any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

A vote in favor of the adoption of the Merger Agreement will constitute a vote to approve the merger of United Rentals (North America) Inc., a wholly owned subsidiary of URI, with and into UR MergerSub Corporation, a newly formed Delaware corporation and wholly owned subsidiary of URI.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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